EXHIBIT 32.1
Certification of Principal Executive Officer
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of Metalline Mining Company (the “Company”) on Form 10-K for the annual period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2009	By	/s/ Merlin Bingham
Merlin Bingham, Chief Executive Officer